Exhibit 10.2

Execution Version

AMENDMENT TO MANAGEMENT AGREEMENT

This Amendment, dated as of April 30, 2019 (the “Amendment”), by and among DB Master Finance LLC, a Delaware limited liability company (the “Master Issuer”), DD IP Holder LLC, a Delaware limited liability company (the “DD IP Holder”), BR IP Holder LLC, a Delaware limited liability company (the “BR IP Holder”), DB Franchising Holding Company LLC, a Delaware limited liability company (the “DD/BR Franchise Holdco”), Dunkin’ Donuts Franchising LLC, a Delaware limited liability company (the “DD Franchisor”), Baskin-Robbins Franchising LLC, a Delaware limited liability company (the “BR Franchisor”), DB Real Estate Assets I LLC, a Delaware limited liability company (the “DB Real Estate Holder I”), DB Real Estate Assets II LLC, a Delaware limited liability company (the “DB Real Estate Holder II”), BR UK Franchising LLC, a Delaware limited liability company (the “U.K. Franchisor”), DB Mexican Franchising LLC, a Delaware limited liability company (the “Mexican Franchisor”), DB Master Finance Parent LLC, a Delaware limited liability company (the “Master Issuer Parent” and collectively with the Master Issuer, the DD IP Holder, the BR IP Holder, the DD/BR Franchising Holdco, the DD Franchisor, the BR Franchisor, the DB Real Estate Holder I, the DB Real Estate Holder II, the U.K. Franchisor and the Mexican Franchisor, the “Securitization Entities”), Dunkin’ Brands, Inc., a Delaware corporation (together with its successors and assigns, the “Manager”), and Citibank, N.A., not in its individual capacity but solely as trustee (the “Trustee”), amends the Management Agreement, dated as of January 26, 2015 (as amended by the Amendment to Management Agreement, dated October 23, 2017, the “Management Agreement”), by and among the Securitization Entities, the Manager, DB AdFund Administrator LLC, a Delaware limited liability company, Dunkin Brands (UK) Limited, an English private limited company, and the Trustee. Capitalized terms used but not defined herein shall have the respective meaning ascribed to such term in the Management Agreement or in Annex A to the Base Indenture (as defined in the Management Agreement), as applicable.

RECITALS

WHEREAS, pursuant to Section 9.2(a) of the Management Agreement, the Management Agreement may be amended upon the written consent of the Trustee (acting at the direction of the Control Party) the Securitization Entities, and the Manager; provided that any amendment that would materially adversely affect the interests of the Noteholders shall require the consent of the Control Party;
WHEREAS, the Securitization Entities and the Manager wish to amend the Management Agreement pursuant to Section 9.2(a) thereof, to conform to a change being made to the defined term “Dunkin’ Donuts/Baskin-Robbins System” pursuant to the Second Supplement to the Base Indenture, dated as of the date hereof, among the Master Issuer, the Trustee and Citibank, N.A., as securities intermediary, and to increase the amount of the Specified Non-Securitization Debt Cap; and
WHEREAS, the Control Party has directed the Trustee to consent to the amendments described in the immediately preceding paragraph, to the extent that the consent of the Trustee to such amendments is required pursuant to the Management Agreement;

NOW, THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereby agree as follows:

ARTICLE I
AMENDMENTS1
Section 1    Springing Amendment. Effective as of the date that all of (x) the Series 2015-1 Class A-2-II Notes (as defined in the Series 2015-1 Supplement to the Base Indenture, dated as of January 26, 2015, among the Master Issuer, the Trustee and Citibank, N.A., as Series 2015-1 securities intermediary) and (y) the Series 2017-1 Class A-2 Notes (as defined in the Series 2017-1 Supplement to the Base Indenture, dated as of October 23, 2017, among the Master Issuer, the Trustee and Citibank, N.A., as Series 2017-1 securities intermediary) have are no longer Outstanding, the Management Agreement is hereby amended as follows:

a.	To replace all references to the term “Dunkin’ Donuts/Baskin-Robbins System” therein with references to the term “Dunkin’/Baskin-Robbins System”.

b.	to amend and restate Section 4.10 thereof in its entirety, as follows:
“SECTION 4.10 Non-Securitization Debt Cap. Following the Closing Date, the Manager shall not and shall not permit the other Non-Securitization Entities to incur any additional Indebtedness for borrowed money (“Specified Non-Securitization Debt”) if, after giving effect to such incurrence (and any repayment of Specified Non-Securitization Debt on such date), such incurrence would cause the aggregate outstanding principal amount of the Specified Non-Securitization Debt of the Non-Securitization Entities as of such date to exceed ~~$100,000,000~~ $125,000,000 (the “Specified Non-Securitization Debt Cap”); provided that the Specified Non-Securitization Debt Cap shall not be applicable to Specified Non-Securitization Debt that is (i) issued or incurred to refinance the Notes in whole, (ii) in excess of the Specified Non-Securitization Debt Cap if (a) the creditors (excluding (x) any creditor with respect to an aggregate amount of outstanding Indebtedness less than $100,000 and (y) any Indebtedness incurred by any Person prior to such Person becoming an Affiliate of a Non-Securitization Entity) under and with respect to such Indebtedness execute a non-disturbance agreement with the Trustee, as directed by the Manager and in a form reasonably satisfactory to the Servicer and the Trustee, that acknowledges the terms of the securitization transaction including the bankruptcy remote status of the Securitization Entities and their assets and (b) after giving pro forma effect to the incurrence of such Indebtedness (and any repayment of existing Indebtedness and any related acquisition or other transaction occurring prior to or substantially concurrently with the incurrence of
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1 All modifications to existing provisions of the Management Agreement are indicated herein by deleting the stricken text (indicated in the same manner as the following example: ~~stricken tex~~t) and adding the inserted text (indicated in the same manner as the following example: inserted text).

such indebtedness), the DBI Leverage Ratio is less than or equal to 7.0x, (iii) considered Indebtedness due solely to a change in accounting rules that takes effect subsequent to the Closing Date but that was not considered Indebtedness prior to such date or (iv) in respect of any obligation of any Non-Securitization Entity to reimburse the Master Issuer for any draws under any one or more letters of credit.”
ARTICLE II
GENERAL
Section 2.1    Binding Effect. This Amendment shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto. Except as expressly set forth or contemplated herein, the terms and conditions of the Management Agreement shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Management Agreement made in accordance with the terms of the Management Agreement, as amended by this Amendment.
Section 2.2    Headings. The headings used in this Amendment are used for administrative convenience only and do not constitute substantive matters to be considered in construing the terms of this Amendment.
Section 2.3    Counterparts. This Amendment may be executed in any number of counterparts (including counterparts by facsimile or electronic mail), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 2.4    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 2.5    Trustee. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Securitization Entities and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DUNKIN’ BRANDS, INC., as Manager
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
DB MASTER FINANCE PARENT LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
DB MASTER FINANCE LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
DD IP HOLDER LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
BR IP HOLDER LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer

[Signature Page to Amendment to Management Agreement]

DB FRANCHISING HOLDING COMPANY LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
DUNKIN’ DONUTS FRANCHISING LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
BASKIN-ROBBINS FRANCHISING LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
DB REAL ESTATE ASSETS I LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
DB REAL ESTATE ASSETS II LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer

BR UK FRANCHISING LLC
By: /s/ Lawrence P. Flynn

[Signature Page to Amendment to Management Agreement]

Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer
DB MEXICAN FRANCHISING LLC
By: /s/ Lawrence P. Flynn
Name: Lawrence P. Flynn
Title: Vice President, Controller and Corporate Treasurer

[Signature Page to Amendment to Management Agreement]

CITIBANK, N.A. as Trustee
By: /s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Senior Trust Officer

[Signature Page to Amendment to Management Agreement]

CONSENT OF CONTROL PARTY AND SERVICER:
Midland Loan Services, a division of PNC Bank, National Association, as Control Party and as Servicer, hereby consents to the execution and delivery by the Securitization Entities, the Manager and the Trustee of the foregoing Amendment.

MIDLAND LOAN SERVICES,
A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

By: /s/ David A Eckels
Name: David A. Eckels
Title: Senior Vice President

[Signature Page to Amendment to Management Agreement]